UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 4, 2026

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10865 Road to the Cure, Suite 150, San Diego, California (Address of principal executive offices)	92121 (Zip Code)

(858) 727-1755

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	CAPR	The Nasdaq Global Select Market

Item 5.07Submission of Matters of a Vote of Security Holders.

The Annual Meeting was held on June 4, 2026 at the Company’s principal executive offices located at 10865 Road to the Cure, San Diego, California 92121. At the Annual Meeting, the Company’s stockholders were asked to vote upon the following five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2026.

1.	The election of eight nominees to the Company’s Board of Directors to serve until the 2027 annual meeting of stockholders. The nominees for election were Frank Litvack, M.D., Linda Marbán, Ph.D., David B. Musket, George W. Dunbar, Jr., Karimah Es Sabar, Paul Auwaerter, M.D., Philip Gotwals, Ph.D., and Michael Kelliher;
2.	The ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2026;
3.	To approve, by non-binding advisory vote, the resolution approving named executive officer compensation;
4.	To approve a non-binding resolution on the frequency of future votes on our named executive officer compensation; and
5.	To approve an amendment to the Certificate of Incorporation regarding officer exculpation.

The final results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 43,823,881 shares of the 57,840,102 shares of the Company’s common stock entitled to vote, were as follows:

1.	Each of Frank Litvack, M.D., Linda Marbán, Ph.D., David B. Musket, George W. Dunbar, Jr., Karimah Es Sabar, Paul Auwaerter, M.D., Philip Gotwals, Ph.D., and Michael Kelliher were elected as directors of the Company to serve until the 2027 annual meeting of stockholders, and until his or her successor is elected, or until his or her earlier death, resignation or removal, as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Frank Litvack, M.D.	21,114,485	9,678,907	13,030,489
Linda Marbán, Ph.D.	25,482,880	5,310,512	13,030,489
David B. Musket	24,952,805	5,840,587	13,030,489
George W. Dunbar, Jr.	24,998,101	5,795,291	13,030,489
Karimah Es Sabar	24,428,575	6,364,817	13,030,489
Paul Auwaerter, M.D.	25,110,352	5,683,040	13,030,489
Philip Gotwals, Ph.D.	25,480,357	5,313,035	13,030,489
Michael Kelliher	25,378,932	5,414,460	13,030,489

2.	The appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified as follows:

FOR	AGAINST	ABSTAIN
43,057,620	562,751	203,510

3.	The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,336,434	6,244,316	212,642	13,030,489

4.	The preferred frequency, on a non-binding resolution basis, of future non-binding resolution votes to approve the compensation of the Company’s named executive offices was “1 Year” as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
29,774,194	418,808	189,009	411,381	13,030,489

5.	The Company’s stockholders did not approve an amendment to the Certificate of Incorporation regarding officer exculpation. The votes were cast as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,472,207	6,433,198	887,987	13,030,489

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPRICOR THERAPEUTICS, INC.

Date: June 8, 2026	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer

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